Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
JUNE, 1999



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.0774%



        Excess Protection Level
          3 Month Average  6.07%
          June, 1999  5.31%
          May, 1999  7.64%
          April, 1999  5.24%


        Cash Yield                                  17.46%


        Investor Charge Offs                        5.06%


        Base Rate                                   7.08%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $ 44,380,968,357.42


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,888,448,838.93